Other Non-Current Assets - Summary of Other Non-current Assets (Detail) - EUR (€) € in Millions		Dec. 31, 2020	Dec. 31, 2019
Miscellaneous non-current assets [abstract]
Interest in net assets of joint ventures		€ 29	€ 35
Interest in net assets of associates		34	37
Long-term trade and other receivables	[1]	465	380
Fair value of biological assets		12	17
Other non-current assets	[2]	391	184
Total other non-current assets		€ 931	€ 653

[1]	Mainly relates to indirect tax receivables where we do not have the contractual right to receive payment within 12 months.
[2]	Includes direct tax assets, withholding tax assets, interest on tax assets and contingent assets. During 2020 contingent assets of €73 million were recognised as part of the Horlicks acquisition, see note 21 for further details.